CONFERENCE CALL NOTICE:

                          NBTY, INC. (NASDAQ:NBTY)
                               CONFERENCE CALL
                      TO DISCUSS PLANNED ACQUISITION OF
                               REXALL SUNDOWN

                           TUESDAY, JUNE 10, 2003
                      AT 11:00 AM EASTERN DAYLIGHT TIME

                         IF YOU WISH TO PARTICIPATE,
                                 PLEASE CALL
                               1-973-582-2737
    APPROXIMATELY 10 MINUTES PRIOR TO CALL AND THE OPERATOR WILL CONNECT YOU

        A LIVE WEBCAST WILL BE AVAILABLE AT THE FOLLOWING WEB SITES:

                    WWW.NBTY.COM AND WWW.STREETEVENTS.COM

                  THE CONFERENCE CALL WILL BE AVAILABLE FOR
                 REPLAY FROM TUESDAY, JUNE 10, 2003 THROUGH
                      FRIDAY, JUNE 13, 2003 AT MIDNIGHT
                         PLEASE CALL 1-973-341-3080
                             PIN NUMBER 3983408
                               FOR THE REPLAY

                  IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT
                         CARL HYMANS OR ANNA TORINO
                    AT G.S. SCHWARTZ & CO.  212 725-4500